Exhibit 99.1
(NASDAQ: HGRD) www.healthgrades.com August 2007

Safe Harbor Statement

This presentation, both written and oral, contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In particular, statements regarding planned growth in HealthGrades' business, anticipated web traffic, and addition to current data are forward-looking statements. These statements, as well as the phrases "anticipate," "well-placed," "believe," "estimate," "expect," "consider" and similar expressions, are generally intended to identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other risk factors that could cause the actual results, performance or achievements of HealthGrades, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

Please refer to the documents that HealthGrades has filed with the U.S. Securities and Exchange Commission under the U.S. Securities Exchange Act of 1934, as amended, including HealthGrades' most recent annual report on 10-K, for a discussion of these and other risk factors.

All forward-looking statements in this presentation are based on information available to HealthGrades as of the date hereof. All written or oral forward-looking statements attributable to HealthGrades or any person acting on behalf of HealthGrades are expressly qualified in their entirety by the foregoing. HealthGrades does not undertake any obligation to update or revise any forward-looking statement contained herein to reflect any change in HealthGrades' expectation with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

Health Grades, Inc.
HealthGrades is the leading healthcare ratings organization, providing ratings and profiles of hospitals, nursing homes and physicians. Millions of consumers and many of the nation’s largest employers, health plans and hospitals rely on HealthGrades’ independent ratings and decision support resources to make healthcare decisions based on the quality of care.
Core Principles
1. Empowerment
2. Transparency
3. Accountability
3 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Investment Highlights
· Meeting a major market need
– Growing demand for healthcare quality and cost data to make informed healthcare spending decisions
· Recurring-revenue business model –Significant operating leverage –Increasing operating cash flows –High returns on invested capital
· Solid revenue growth – 34% YoY 2005 to 2006
· Listing transferred from NASDAQ Capital Market® to NASDAQ Global Select Market SM effective May 9, 2007
· Multiple growth opportunities 4

HealthGrades and its Methodology
· HealthGrades is much more than a ratings company
· HealthGrades has nearly 500,000 discrete ratings (5,000 hospitals x 30 procedures/diagnoses x 3 discrete end points)
-Hospital market size is not limited to one license for 750 hospitals (5,000 x 15% 5-star rated) •Every hospital is rated every year in an independent, blinded fashion -Hospitals do not pay to be rated •HealthGrades uses multivariate logistic regression -The comparative hospital outcomes are risk adjusted •HealthGrades’ methodology is not a “black box” and is open to any reviewer 5 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades’ Databases
· Hospital –Risk-adjusted rating based upon clinical outcomes on over 5,000 hospitals –Ratings for patient safety and safe practices –Episode-of-care cost
· Physician
– Quality profile – 12 data elements (Board certification, sanction information, malpractice information, name, address, and phone number, etc.)
–Primary source verified 450k out of 650k private practice physicians
· Nursing Home
– Ratings on the performance of nursing homes nationwide that are Medicare or Medicaid certified
•Home Health –Ratings on the performance of home health agencies nationwide 6 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Business Case for Quality
• Healthcare costs are clearly outpacing the rate of inflation and wage growth by a factor of more than 10 to 1
· Public and Private sectors push toward price and quality transparency
· On average, doctors provide appropriate healthcare only about half the time *
· 69% lower chance of dying in a 5-star rated hospital compared to a 1-star rated hospital; 45% lower chance of dying in a 5-star rated hospital compared to a 3-star rated hospital
Source: * USA Today, article — 50/50 chance of proper healthcare, 6/26/2003

HealthGrades’ Products and Services HealthGrades 2006 2005 Business Target Annual Annual Products Description Key Drivers Areas Market Revenues Revenues
Hospitals 72% 7 2 % Strategic Quality SQI/SQP – We license the Hospitals need to distinguish Provider Services Initiative HealthGrades name and our themselves and capture market “report card” ratings to hospitals. share.
The license may be in a single Strategic Quality area or multiple areas. Push toward transparency Partnership Program
HealthGrades QAI- Principally designed to help Qualit y Solutions hospitals measure and improve the quality of their care in particular areas where they have lower ratings.
Consumers, 18% 1 5 % Healthcare Healthcare Quality Reports — We Consumerism in healthcare Internet Business Hospital Quality Reports offer comprehensive quality Group Systems, etc. information to professionals and consumers that provides current and historical quality information on hospitals, physicians and nursing homes.
Internet Patient
Acquisition™ Gives the Physicians and Hospital s need to utilize internet to Hospitals the capability to market acquire patients. themselves by providing consumers free access to their HealthGrades profiles. Physicians and Hospitals can also add additional information to their profiles.
Employers, 10% 1 3 % Health License access to, and customize Unsustainable healthcare co st Strategic Health Benefit Management our database for employers, increases for employers. Solutions Consultants, Suite benefits consulting firms, payers Health Plans and others.
8 Copyright 2007, Health Grades, Inc. All Rights Reserved.

Quality-Centric Healthcare Sphere of Influence 9 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services Group
· Hospital marketing products (Since 1998)
· Quality improvement products (Since 2002) 10

Market Opportunity
· Third-party validation of quality versus general image ads – Market has moved from “trust me” to “show me”
· 79% of consumers probably will or definitely will take into account a hospital’s success rates as measured by an independent source (J.D. Power and Associates, 2004)
· Clear ROI for hospitals
· Market size
Marketing: 5,000 hospitals x 10% x 9 service lines x 3 (multiple based upon multiple procedures/diagnoses) x $45,000 (assumed single-line annual fee) = $607,000,000
Quality Improvement: 5,000 hospitals x 60% x 5 service lines x $100,000 = $1,500,000,000
11 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Provider Services: Hospital Ratings
· Risk-adjusted ratings based upon clinical outcomes on over 5,000 hospitals – Institutional Awards
• Clinical Excellence – Recognizes exceptional quality outcomes over a broad range of specialties/procedures
· Patient Safety – Recognizes exceptional experience regarding the number and type of patient safety incidents within a hospital
– Specialty Excellence Awards
• Cardiac, Orthopedics, Pulmonary, Vascular, Stroke, Obstetrics, Women’s Health, Gastrointestinal, Critical Care, and General Surgery
– Ratings for 32 procedures/diagnoses available on our website
· Utilizing our proprietary ratings methodology
– Others (Leapfrog, Safe Practices, Patient Safety, 70+ ratings utilizing, ARR-ORG, 55 episode of care cost
12 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Business Group • Quality reports to consumers (Since 2003) •Internet Patient Acquisition™ (Since 2006) •Advertising (Testing beginning Q2-07) 13 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Healthcare Consumers Online

- 86% of online healthcare consumers search for quality information[1]
- 29% of all Internet users said they utilized the Web to find information on doctors and hospitals[2]
- 10 million adults look online for health information on a typical day[2]
- Category leaders have emerged[3]:
  - Healthcare: HealthGrades, WebMD

Sources: 1 Commonwealth Fund, 2006
2 Pew Internet and American Life Project, 2006
3 Statistic provided by Nielson/NetRatings November 2005

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®
GUIDING AMERICA TO BETTER HEALTHCARE®

HealthGrades’ Website — Total Unique Users 35,000,000 30,986,424 35,000,000 26,132,440 30,000,000 25,000,000 20,000,000 12,324,030 15,000,000 10,000,000 4,310,013 5,000,000 0 2003 2004 2005 2006 2007 (Projected)

How Consumers Use HealthGrades to Search for Physicians Online
• 60% are researching a physician from a finite list of choices – example: patient has 2-3 names that they want to compare side-by-side – example: insurance allows patient to use 8 cardiologists
· 25% are validating a choice of a physician
– example: patient is researching their primary care physician
· 15% are searching for a new physician with no specific physician(s) in mind – example: new resident to city searching for an OB/GYN
16 ©Copyright 2007, Health Grades, Inc. All Rights Reserved.

Internet Patient Acquisition - How It Works

Prospective Patient

2.9 Million Searches/Day

Google

YAHOO!

msn

Patient Researches Doctor on HealthGrades

3 Million Unique Visitors/Month


HEALTHGRADES

Patient Sets Appointment with Doctor



Physician Refers Patient to the Hospital



Hospital Benefits:

- More Patients With Attractive Demographics
- More Revenue
- Improved Physician Relations
- Enhanced Internet Business Development Strategy
- Proven ROI

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES

HealthGrades' Physician Reports - Free vs. Buy

Standard Results ($17.95)



Wayne Evan Lipson, MD
Locations/Phone Numbers*

Profile Includes:

12 Quality-Indicative Data Elements

- Board certification
- Training
- Practice location
- Malpractice data (16 states)
- Hospital affiliation
- And more...

IPAC Affiliated Physician Profile (free)



Dr. Jason Tabor, MD
Make an Appointment

Profile Includes:

90 Data Elements

- Experience/Training
- Practice philosophy
- Performance
- Practice location and information
- Affiliated physicians in the group
- Health plans accepted
- *And more ...*

HealthGrades' affiliated physicians are averaging 5 appointment interests per month

*Primary source verification of over 450,000 of the 600,000 practicing physicians

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®

HealthGrades' Internet Patient Acquisition Results

HealthGrades Consumer Conversion Data:

- Physician report selection increases by 48 times when the report is free to consumers
- The average physician experiences 5 appointment interests per month when affiliated with HealthGrades' Internet Patient Acquisition Program

HealthGrades Consumer Survey (1,008 consumers):

- 67% of consumers schedule an appointment with affiliated physicians
- 38% of HealthGrades' Internet Patient Acquisition users reported that they were conducting research prior to surgery

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®

HealthGrades’ Advertising
· Testing advertising through Google AdServe to gain intelligence
· Very new program
· Although the market opportunity is large, there is no assurance as to the amount of contribution to revenue in 2007 or beyond
•Currently we are advertising on the majority of our physician pages 20 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

SAMPLE Local Physician Directory Landing Page (from Google) Specific Specialty and City Advertising or Sponsorships 21 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Strategic Health Solutions •Health Management Suite (Since 2004) •Market Analytics Program (Created 2007) •Healthcare Credit Solutions (Expected to launch Q3-07) 22 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

HealthGrades’ Health Management Suite
HealthGrades’ Health Management Suite was awarded 1s t Place for “Best Initiative for Quality Transparency”
23 at the Emergent Group’s 2007 Consumer Directed Healthcare Conference
© Copyright 2007, Health Grades, Inc. All Rights Reserved.

Market Analytics Program Offerings Pharma Med Device & Equipment • Target: Sales VP & Brand Managers • Target: Sales VP & Brand Managers
• Purpose: Improved sales efficiency • Purpose: Improved sales efficiency and account management and account management capabilities capabilities
• Data Elements: Hospital ratings, • Data Elements: Hospital ratings, awards, procedure volume, drug awards, procedure volume, device ratings and awards, and robust physician data set ratings and awards, robust physician data and ASC data set
• Deliverable: Cardiac Quality,
Orthopedic Quality, Infection • Deliverable: Cardiac Quality, Control Report, drug ratings Orthopedic Quality and Infection reports Control Report
Financial Services Hospitals
• Target: Bond rating agency • Target: Hospital CFO analysts, investment bank equity analysts, bond insurer and • Purpose: Provide hospital with a liability insurer underwriters rich data set of consumer search metrics providing “reverse
• Purpose: Risk Mitigation transparency”
• Data Elements: Hospital ratings • Data Elements – All tools powered and various hospital demographic by custom data sets from data elements www.healthgrades.com
• Deliverable: Hospital Quality • Deliverable: Solution to be web-Report and Hospital based and powered by Demographics/Financial Report HealthGrades.com
24 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Healthcare Credit Solutions
(Example Only)
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Market Positioning

	Ratings and Other Quality Data								
	Hospital	Physician	Nursing Home	Home Health	Hospital Patient Safety	Price Info.	Consumer Site Traffic	Relevant Google References	Consumer Reach (Offline)
HEALTHGRADES	1 ✓	3 ✓	1 ✓	1 ✓	1 ✓	✓	Since 1999, currently serving nearly 3.0 million consumers a month	5.42 million	More than 12 million daily
WebMD QUALITY SERVICES (formerly HST and Subimo®)	2 ✓	4 limited				✓	since 2001, no usage numbers	17000	limited

HealthGrades – Consumers with immediate need ready to make purchase decision
WebMD – Principally generalized healthcare searches

1 – Objective quality ratings
2 – Consumer preference rankings
3 – Robust quality indicative information
4 – Profile (name, address, phone number) information only

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© Copyright 2007, Health Grades, Inc. All Rights Reserved.

HEALTHGRADES®

Appendix A FINANCIAL INFORMATION 27 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Y-T-D Comparative Income Statements (Unaudited) Three Months Ended Six Months Ended June 30, June 30,
2007 2006 2007 2006 ___Revenue: Ratings and advisory revenue $ 8,033,2 01 $ 6,662,090 $ 15,914,060 $ 12,764,347 Other 3,4 10,651 5, 000 3,413,101 5,120 Total revenue 11,443,852 6,667,090 19,327,161 12,769,467
Expenses: Cost of ratings and advisory revenue 1,283,689 1,078,381 2,641,758 2,228,527 Gross margin 10,160,163 5,588,709 16,685,40 3 10,540,940 Operating expenses: Sales and marketing 2,209,384 1,788,568 4,242,165 3,583,074 Product development 1,347,447 834,518 2,578,353 1,664,404 General and administrative 942,324 1,449,246 3,322,630 3,167,819 Income from operations 5,661,008 1,516,377 6,542,25 5 2,125,643 Other: Gain on sale of assets and other — — — 450 Interest income 479,507 167,735 709,465 305,162 Interest expense (1,125) (92) (1,235) (205) Minority interest 78,413 — 132,003 — Income before income taxes 6,217,803 1,684,020 7,382,488 2,431,050 Income taxes 2,384,017 704,734 2,887,368 1,053,640
Net income $3,833,786 $979,286 $4,495,120 $1,377,410 Net income per common share (basic) $0.13 $0.03 $ 0.16 $ 0.05
Weighted average number of common shares used in computation (basic) 28,729,766 28,408,361 28,648,630 28,320,387
Net income per common share (diluted) $ 0.11 $ 0.03 $ 0.13 $ 0.04
Weighted average number of common shares used in computation (diluted) 33,926,878 33,987,459 33,874,212 34,127,046
28 © Copyright 2007, Health Grades, Inc. All Rights Reserved.

Comparative Balance Sheets (Unaudited) JUNE 30, DECEMBER 31, 2007 2006 (Unaudited) (Audited) ASSETS
Cash and cash equivalents $ 28,334,490 $ 16,024,373 Accounts receivable, net 2,395,076 8,8 95,709 Prepaid expenses and other 767,351 712,021 Total current assets 31,496,917 25,632,103
Property and equipment, net 1,973,042 1,765,961 Intangible assets, net 451,147 115,001 Goodwill 3,106,181 3,106,181 Deferred income taxes 491,861 400,339 Total assets $ 37, 519,148 $ 31,019,585
LIABILITIE S AND STOCKHOLDERS’ EQUITY Accounts payable $ 184,788 $ 340,742 Accrued payroll, incentive compensation and related expenses 1,327,579 1,838,282 Accrued expenses 531,514 311,941 Current portion of capital lease obligations 1,433 1,391 Current portion of deferred rent 63,805 75,074 Deferred revenue 14,719,312 15,897,374 Deferred i ncome taxes
57,189 63,190 Income taxes payable 2,236,874 76,288 Total current liabilities 19,122,494 18,604,282
Long-term portion of capital lease obligations 3,137 3,863 Long-term portion of deferred rent 264,035 268,392 Total liabilities 19,389,666 18,876,537
Commitments and contingencies Minority interest 443,843 —
Stockholders’ equity: Preferred stock, $0.001 par value, 2,000,000 shares authorized, no shares issued or outstanding — — Common stock, $0.001 par value, 100,000,000 shares authorized, an d 50,291,353 and 48,775,357 shares issuedas of June 30, 2007 and December 31, 2006 50,291 48,775 Additional paid-in capital 95, 885,929 94,604,033 Accumulated deficit (60,969,984) (65,465,104) Treasury stock, 20,392,680 and 20,321,910 shares as of June 30, 2007 and December 31, 2006, respectively (17,280,597) (17,044,656)
Total stockholders’ equity 17,685,639 12,143,048 29 Total liabilities and stockholders’ equity $ 37,519,148 $ 31,019,585
© Copyright 2007, Health Grades, Inc. All Rights Reserved.